UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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AQUESTIVE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Information Regarding Annual Meeting of Stockholders of Aquestive Therapeutics, Inc. to be Held on Tuesday, June 16, 2020.

Aquestive Therapeutics, Inc. (the “Company”) issued the following press release on June 4, 2020, which relates to its Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2020 (“Proxy Statement”) and made available to its stockholders in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2020. This additional information should be read in conjunction with the Proxy Statement. This additional information is being filed with the SEC and is being made available to stockholders on or about June 4, 2020.

FOR IMMEDIATE RELEASE

Aquestive Therapeutics to Hold Virtual-Only Annual Meeting of Stockholders

Notice of Change of Location of Annual Meeting of Stockholders

to be held on June 16, 2020 to Virtual-Only Meeting

Warren, N.J. – June 4, 2020 - Aquestive Therapeutics, Inc. (NASDAQ: AQST), a pharmaceutical company focused on developing and commercializing differentiated products that address patients’ unmet needs and solve therapeutic problems, today announced that due to the public health and safety concerns related to the COVID-19 pandemic the location of its Annual Meeting of Stockholders has been changed to a virtual-only format, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will be held on Tuesday, June 16, 2020 at 9:30 a.m., Eastern Time. Online access to the meeting will begin at 9:15 a.m., Eastern Time.

The Company is modifying the meeting format due to the COVID-19 pandemic and will determine whether future Annual Meetings will be hosted in-person or via a virtual format depending on future health concerns.

At the virtual meeting, stockholders will generally have the same rights and opportunities to participate as they would at an in-person meeting, including the right to vote and to ask questions.

To access the virtual meeting, stockholders are to go to www.meetingcenter.io/236154631. To log in to the virtual meeting, stockholders will be required to have a 15-digit control number and the meeting password: AQST2020. A stockholder who does not have a control number may log in to the virtual meeting as a guest but will not have the option to vote or ask questions (see below under “Attending the Annual Meeting as a Guest”).

Beginning 15 minutes prior to, and during, the Annual Meeting, stockholders and guests will be able to review the Company’s Rules of Conduct for the Annual Meeting once logged in to the virtual meeting.

The Company’s 2019 Annual Report and 2020 Proxy Statement are available at www.envisionreports.com/AQST or at the Company’s investor relations website by visiting investors.aquestive.com and clicking on the SEC Filings page.

Attending the Virtual Meeting as a Stockholder of Record

If you were a stockholder of record as of April 20, 2020 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetingcenter.io/236154631 and entering the 15-digit control number on the Proxy Card, Email or Notice of Internet Availability of Proxy Materials previously distributed and the meeting password: AQST2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

Beneficial owners as of the record date must register in advance to attend the virtual Annual Meeting other than as a guest. If you were a beneficial owner of record as of April 20, 2020 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), to register, you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to the Company’s transfer agent, Computershare, at legalproxy@computershare.com, and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern Time on Thursday, June 11, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. To attend the meeting, go to www.meetingcenter.io/236154631 and enter your 15-digit control number and the meeting password: AQST2020.

Obtaining a legal proxy from your broker, bank or other agent will revoke any prior instructions you gave such nominee on how to vote shares held on your behalf at the Annual Meeting. If you request and obtain a legal proxy from your broker, bank or other agent, you must vote at the virtual Annual Meeting in order for your vote to be counted.

Asking Questions

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted during the meeting by accessing the meeting center at www.meetingcenter.io/236154631, entering your 15-digit control number and meeting password: AQST2020, and clicking on the message icon at the top of the page. To return to the main page, click the “i” icon in the upper, left-hand corner of the page.

After the business portion of the Annual Meeting concludes and the formal meeting is adjourned, the Company will hold a general Q&A session during which the Company intends to answer questions submitted during the meeting that are pertinent to the Company or to the items before the meeting, as time permits and in accordance with the Rules of Conduct.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the meeting center site. Whether or not you plan to attend the Annual Meeting, stockholders are urged to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting previously distributed.

The Proxy Card and Voting Instruction Form (or Notice of Internet Availability of Proxy Materials) included with the previously distributed proxy materials will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

List of Stockholders

A list of stockholders of record will be available during the Annual Meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting, at www.meetingcenter.io/236154631.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a guest” button after entering the meeting center at www.meetingcenter.io/236154631 and enter the information requested. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

Technical Support

Online access to the virtual meeting will open at 9:15 a.m., Eastern Time on Tuesday, June 16, 2020, to allow you time to log in and test your device’s audio system. The Company encourages you to access the meeting in advance of the meeting start time. If you need technical support after you access the meeting center, click the “Help” link on the upper right-hand corner of the broadcast screen.

About Aquestive Therapeutics

Aquestive Therapeutics is a pharmaceutical company that applies innovative technology to solve therapeutic problems and improve medicines for patients. Aquestive is advancing a late-stage proprietary product pipeline to treat CNS conditions and provide alternatives to invasively administered standard of care therapies. The Company also collaborates with other pharmaceutical companies to bring new molecules to market using proprietary, best-in-class technologies, like PharmFilm®, and has proven capabilities for drug development and commercialization.

PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc.

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Investor Contact:

Stephanie Carrington

stephanie.carrington@westwicke.com

646-277-1282